UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21903

Nuveen Global Equity Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments

Closed-End Funds

Potential for a High Level of Total Return from a Diversified Global Portfolio Primarily Invested in Equity and Debt Securities.

Annual Report December 31, 2013

JGV

Nuveen Global Equity Income Fund
(formerly Nuveen Global Value Opportunities Fund)

Life is Complex

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

or

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Share Information	8
Risk Considerations	11
Performance Overview and Holding Summaries	12
Report of Independent Registered Public Accounting Firm	14
Portfolio of Investments	15
Statement of Assets & Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	24
Additional Fund Information	33
Glossary of Terms Used in this Report	35
Reinvest Automatically, Easily and Conveniently	37
Board Members & Officers	38

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from its financial crisis while the emerging markets appear to be struggling with the downshift of China's growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcomes add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen's investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Nuveen Fund Board
February 21, 2014

Nuveen Investments

Portfolio Manager's

Comments

Nuveen Global Equity Income Fund (JGV) (formerly Nuveen Global Value Opportunities Fund)

The Fund's investment portfolio is managed by Tradewinds Global Investors, LLC, (Tradewinds), an affiliate of Nuveen Investments. Effective August 1, 2013, Rod Parsley assumed sole portfolio management responsibility for the Fund.

Subsequent to the close of this reporting period, the Fund's Board of the Trustees approved changes to the Fund's investment policies, effective January 2, 2014, and a change to the Fund's name, Nuveen Global Equity Income Fund, effective January 24, 2014. The Fund's revised investment policies are intended to simplify the Fund's investment mandate to focus on global equities with attractive dividend potential and align it with the core investment capabilities of Tradewinds. The Fund will primarily invest (at least 80% of its managed assets) in equity securities, may opportunistically invest to a limited extent in debt securities but may not short equity securities.

Here Rod reviews general market conditions and trends, the management strategy and performance of the Fund for the twelve-month reporting period ending December 31, 2013.

What factors affected the U.S. economy and the equity market during the twelve-month reporting period ended December 31, 2013?

During the first part of this reporting period, widespread uncertainty about the next step for the Federal Reserve's (Fed) quantitative easing program and the potential impact on the economy and financial markets led to increased market volatility. After surprising the market in September 2013 with its decision to wait for additional evidence of an improving economy before making any adjustments to the program, the Fed announced on December 18th that it would begin tapering its monthly bond-buying program by $10 billion (to $75 billion) in January 2014. The outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the "fiscal cliff." The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated.

On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. At the end of the reporting period, Congress passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown. In addition to the ongoing political debate over federal spending, Chairman Bernanke's June 2013 remarks about tapering the Fed's asset purchase program touched off widespread uncertainty about the next step for the Fed's quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors (Moody's) Service, Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

Portfolio Manager's Comments (continued)

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 4.1%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of December 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed's unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed's target of 6.5%. As of December 2013, the national unemployment rate was 6.7%, down from 7.0% in November 2013. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.7% for the twelve months ended November 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

For much of the reporting period, low interest rates and a fairly benign macro environment caused U.S. investors to move out of the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® Index gained 32.39% and the Dow Jones Industrial Average gained 29.65% during the reporting period.

Sluggish global growth, muted inflation globally and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S., which drove very strong equity market advances globally. In Japan, new Prime Minister Shinzo Abe articulated three bold policies to the market designed to re-invigorate Japan's weak economy. Elsewhere, the European Central Bank signaled an extended period of low rates while the U.K.'s Bank of England pursued its most aggressive monetary policy of all time. Returns for developed markets outside the U.S. were very strong, as evidenced by the MSCI EAFE Index's advance of 22.78% for the reporting period. In emerging market countries, which are more dependent on global growth and commodity prices, stock market returns significantly lagged developed markets over the period. The MSCI Emerging Market Index returned -2.60%.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2013?

The Fund seeks total return by investing primarily in a diversified global portfolio of value equity securities and by opportunistically writing covered-call options. The basic investment philosophy continues to be to search for good or improving business franchises around the globe whose securities are selling below their intrinsic value. All else being equal, the Fund favors stocks which pay dividends over those that do not.

In the first half of 2013, we were overweight materials and increased exposure in financials and telecommunication sectors. In the second half of 2013, we continued to increase exposure in financials and added exposure to the consumer staples sector. At the same time, the Fund's new portfolio manager reduced exposure to materials and particularly precious metals mining companies. We were also underweight consumer discretionary and decreased our positions in the utilities and telecommunication sectors. During the earlier portion of the reporting period, we covered our short equity positions, with the majority being minor portfolio weights. The fixed asset class was generally unchanged. No additional short equity positions were considered and covered-call options were used to enhance yield.

From a country perspective, we believe Europe is still in the early stages of economic recovery, but that recovery does now seem to be firmly in place. We found incremental improvement in most European economic reports during the later part of the reporting period. Southern Europe, particularly, no longer seems to be on the precipice of dragging down the rest of the monetary union. With corporate earnings across Europe still down from their peak, we believe business recovery will take some time. As patient, long-term investors, we're comfortable building exposures to this stabilizing region when favorable opportunities present themselves.

Nuveen Investments

Japan is another region producing continued economic improvement, in our view. We find Japanese government initiatives have resulted in notable equity market gains and we believe Japanese market advances have now reached a level of credibility that is attracting foreign investment. We've trimmed some of our Japanese positions on stock price gains, but believe current developments in the country will likely prove to be powerful going forward. While Japanese companies have generated fairly mediocre returns in recent years, many market forecasters expect earnings growth from Japan to outpace the rest of the world over the next two years. We continue to find attractive values with what we see as long-term positive prospects in Japan.

We found compelling investment opportunities in emerging markets, with many companies that we view as high quality being passed over by investors primarily because of their domicile. We believe this situation has been particularly common among emerging market consumer staples firms, despite their improving margins. We were pleased to be offered what we valued as inexpensive entry points into these companies.

How did the Fund perform during this twelve-month reporting period ended December 31, 2013?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and since inception periods ended December 31, 2013. For the twelve-month reporting period ended December 31, 2013 the Fund's total return on net asset value (NAV) underperformed both its comparative benchmark and the MSCI All Country World Index.

Exposure to the materials sector, specifically gold mining companies, was the biggest detractor during the reporting period. Barrick Gold Corporation and Kinross Gold Corp. were the two top detracting holdings in the Fund. Gold mining companies as a whole declined materially with other companies exposed to weakening precious metal prices. During the reporting period, gold prices saw significant declines, from over $1,600 an ounce to just above $1,200 an ounce, the lowest level since August 2010. The sharp decline was the result of fears that the Fed would pull back on stimulus efforts, which in general, strengthens the dollar and weakens gold. Gold miners should theoretically experience a premium due to operational leverage, but fared worst due to the weakness of gold prices. We believe this reflects reservations regarding the sustainability of gold commodity price growth, coupled with concerns about significantly rising costs of production. As previously discussed, we reduced our materials holdings significantly with the change in portfolio management and as of the end of the reporting period, the Fund no longer held gold mining companies.

From a country perspective, underweight to and stock selection in the U.S. also negatively impacted performance as the U.S. outperformed most other developed and emerging markets. NII Holdings was another detractor as the stock declined significantly in the fourth quarter on troubled earnings. The Fund also held an NII Holdings corporate bond which also fell significantly and hurt results. During the latter part of the reporting period an overweight to and stock selection within the utilities sector and an overweight to higher yielding stocks both hindered performance.

The Fund's top contributor to performance was French electric utility Électricité de France SA. The company increased its output of higher margin nuclear and hydroelectric power, which we believe had a positive impact on cash flow. Additionally, the company was allowed a tariff increase for residential customers by France's energy and environment ministry. The increase is to be phased-in through August 2014. This tariff development compared favorably to analyst estimates during the reporting period, leading to notable stock price appreciation.

Consumer electronics retailer Best Buy Co. Inc. was also a top performer for the reporting period. The company maintained its cost-cutting initiatives and almost all of the savings were reinvested in the business. Best Buy has improved its balance sheet and is now net cash for the first time in seven quarters. Adjusted earnings-per-share and domestic comparable sales came in above consensus expectations, and margins appear to be growing toward the company's target.

We also continued to utilize the Fund's covered call writing strategy, which detracted from the Fund's performance during the period given the positive equity market environment.

Nuveen Investments

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund's distributions is current as of December 31, 2013. The Fund's distribution levels may vary over time based on the Fund's investment activities and portfolio investment value changes.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distribution provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

Nuveen Investments

The following table provides information regarding the Fund's distributions and total return performance for the fiscal year ended December 31, 2013. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet its distributions.

As of December 31, 2013	JGV
Inception date	7/24/06
Fiscal year (calendar year) ended December 31, 2013
Per share distribution:
From net investment income	$0.37
From long-term capital gains	0.00
From short-term capital gains	0.00
Return of capital	0.72
Total per share distribution	$1.09
Distribution rate on NAV	7.16%
Current distribution rate*	8.05%
Average annual total returns:
Excluding retained gain tax credit/refund**:
1-Year on NAV	2.50%
5-Year on NAV	10.47%
Since inception on NAV	5.01%
Including retained gain tax credit/refund**:
1-Year on NAV	2.50%
5-Year on NAV	10.47%
Since inception on NAV	5.12%

*  Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

**  The Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on this amount. As reported on Form 2439, shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31,2013 or for the tax year ended December 31, 2006.

SHARE REPURCHASES

During November 2013, the Nuveen Funds' Board of Directors/Trustees reauthorized the Funds' open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of their outstanding shares.

As of December 31, 2013, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JGV
Shares Cumulatively Repurchased and Retired	198,212
Shares Authorized for Repurchase	1,920,000

Nuveen Investments

Share Information (continued)

During the current reporting period, the Fund repurchased and retired its shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

JGV
Shares Repurchased and Retired	6,612
Weighted Average Price per Share Repurchased and Retired	$13.11
Weighted Average Discount per Share Repurchased and Retired	13.00%

OTHER SHARE INFORMATION

As of December 31, 2013, and during the current reporting period, the share price of the Fund was trading at a premium/(discount) to its NAV as shown in the accompanying table.

JGV
Share NAV	$15.22
Share Price	$13.17
Premium/(Discount) to NAV	(13.47)%
12-Month Average Premium/(Discount) to NAV	(9.79)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Call Option Risk. The value of call options sold (written) by the Fund will fluctuate. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Value Stock Risks. Value stocks are securities that the manager believes to be undervalued, or mispriced. If the manager's assessment of a company's prospects is wrong, the price of the company's common stock or other equity securities may fall, or may not approach the value that the manager has placed on them.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Counterparty Risk. To the extent that the Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counterparties to these transactions will be unable to meet their obligations.

Currency Risk. Changes in exchange rates will affect the value of the Fund's investments.

Warrants and Rights Risks. Warrants and rights are subject to the same market risks as common stocks, but are more volatile in price.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

JGV

Nuveen Global Equity Income Fund

Performance Overview and Holding Summaries as of December 31, 2013

Average Annual Total Returns as of December 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception[1]
JGV at NAV	2.50%	10.47%	5.01%
JGV at Share Price	(4.24)%	10.08%	2.99%
JGV Blended Benchmark	18.01%	13.77%	6.07%
MSCI All Country World Index	22.80%	14.92%	5.61%

Average Annual Total Returns as of December 31, 20132
(including retained gain tax credit/refund)

	Average Annual
	1-Year	5-Year	Since Inception[1]
JGV at NAV	2.50%	10.47%	5.12%
JGV at Share Price	(4.24)%	10.08%	3.10%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

Nuveen Investments

Portfolio Allocation3,4

(as a % of total investments)

Common Stocks	92.1%
Short-Term Investments	3.9%
Mortgage-Backed Securities	1.7%
Corporate Bonds	1.4%
Convertible Bonds	0.9%

Portfolio Composition3,4

(as a % of total investments)

Insurance	13.2%
Oil, Gas & Consumable Fuels	11.3%
Food Products	9.7%
Electric Utilities	9.0%
Diversified Telecommunication Services	5.4%
Commercial Banks	5.2%
Pharmaceuticals	4.6%
Capital Markets	4.3%
Wireless Telecommunication Services	4.2%
Energy Equipment & Services	3.9%
Food & Staples Retailing	3.8%
Electrical Equipment	3.6%
Short-Term Investments	3.9%
Other	17.9%

Country Allocation3,4,5

(as a % of total investments)

United States[5]	30.5%
United Kingdom	12.6%
Japan	11.2%
Switzerland	5.9%
Canada	5.7%
South Korea	5.2%
Brazil	4.8%
Belgium	4.6%
Other	19.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 7/24/06.

2  As previously explained in the Share Distribution and Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax year ended December 31, 2007, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2008 through December 31, 2013 or for the tax year ended December 31, 2006.

3  Holdings are subject to change.

4  Excluding investments in derivatives.

5  Includes short-term investments.

Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Global Equity Income Fund
(formerly Nuveen Global Value Opportunities Fund):

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Equity Income Fund (formerly Nuveen Global Value Opportunities Fund) (hereinafter referred to as the "Fund") at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
February 27, 2014

Nuveen Investments

JGV

Nuveen Global Equity Income Fund (formerly Nuveen Global Value Opportunities Fund)

Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 95.1%
	COMMON STOCKS – 91.0%
	Beverages – 2.5%
508,000	Kirin Holdings Company, Limited	$7,298,490
	Capital Markets – 4.2%
103,600	Credit Suisse Group AG, Sponsored ADR	3,215,744
477,100	UBS AG	9,184,175
	Total Capital Markets	12,399,919
	Chemicals – 3.3%
106,400	Agrium Inc.	9,733,472
	Commercial Banks – 4.6%
594,000	Banco Santander S.A.	3,519,814
190,500	KB Financial Group Inc., Sponsored ADR	7,717,155
415,000	Sumitomo Mitsui Trust Holdings Incorporated	2,183,173
	Total Commercial Banks	13,420,142
	Communications Equipment – 0.8%
181,000	Ericsson, Class B, Sponsored ADR, (3)	2,215,440
	Diversified Telecommunication Services – 5.4%
249,000	Belgacom S.A.	7,366,519
1,394,920	Telecom Egypt SAE	2,910,872
6,860,000	Telecom Italia S.p.A.	5,369,822
	Total Diversified Telecommunication Services	15,647,213
	Electric Utilities – 8.9%
248,542	Centrais Eletricas Brasileiras S.A., Sponsored ADR, Class B, PFD	1,093,585
2,200,000	Centrais Eletricas Brasileiras S.A., Class B, PFD	9,259,722
304,500	Exelon Corporation	8,340,255
321,493	Scottish and Southern Energy PLC	7,293,555
	Total Electric Utilities	25,987,117
	Electrical Equipment – 3.6%
285,000	Alstom S.A.	10,380,168
	Electronic Equipment & Instruments – 1.6%
201,500	Ingram Micro, Inc., Class A, (4)	4,727,190
	Energy Equipment & Services – 3.8%
173,000	Superior Energy Services, Inc.	4,603,530
134,000	Transocean Inc.	6,622,280
	Total Energy Equipment & Services	11,225,810
	Food & Staples Retailing – 3.7%
1,965,000	Tesco PLC	10,879,554
	Food Products – 9.6%
849,858	Adecoagro S.A., (4)	6,875,351
596,500	Dean Foods Company	10,253,835

Nuveen Investments

JGV  Nuveen Global Equity Income Fund (continued)
Portfolio of Investments December 31, 2013

Shares	Description (1)	Value
	Food Products (continued)
116,000	Ingredion Inc.	$7,941,360
170,000	MHP S.A., 144A, GDR, (2)	2,898,500
	Total Food Products	27,969,046
	Insurance – 13.0%
688,500	Aegon N.V.	6,499,474
140,000	Ageas N.V.	5,960,905
87,000	American International Group, Inc., (3)	4,441,350
1,132,673	Catlin Group Limited	10,888,147
384,000	Mitsui Sumitomo Insurance Company Limited	10,290,077
	Total Insurance	38,079,953
	Metals & Mining – 1.9%
143,500	Freeport-McMoRan Copper & Gold, Inc.	5,415,690
	Oil, Gas & Consumable Fuels – 11.2%
78,300	Apache Corporation, (3)	6,729,102
1,651,800	Bankers Petroleum Limited, (4)	6,795,355
366,531	ERG S.P.A.	4,913,784
194,500	Royal Dutch Shell PLC, Class B Shares	7,343,475
290,000	Statoil ASA, Sponsored ADR	6,997,700
	Total Oil, Gas & Consumable Fuels	32,779,416
	Pharmaceuticals – 4.5%
618,000	Mitsubishi Tanabe Pharma Corporation	8,603,058
58,200	Novartis AG	4,645,300
	Total Pharmaceuticals	13,248,358
	Real Estate Management & Development – 1.3%
385,810	Cresud S.A., ADR	3,896,681
	Semiconductors & Equipment – 2.5%
5,600	Samsung Electronics Company Limited	7,280,239
	Textiles, Apparel & Luxury Goods – 0.0%
2,506,000	China Hongxing Sports Limited, (4), (5)	7,129
	Trading Companies & Distributors – 1.4%
295,000	Mitsui & Company Limited	4,103,836
	Wireless Telecommunication Services – 3.2%
285,000	China Mobile Limited	2,949,494
279,283	NII Holdings Inc., Class B, (4)	768,028
426,000	Turkcell Iletisim Hizmetleri A.S., Sponsored ADR, (4)	5,687,100
	Total Wireless Telecommunication Services	9,404,622
	Total Common Stocks (cost $252,132,785)	266,099,485

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	MORTGAGE-BACKED SECURITIES – 1.7%
	Residentials – 1.7%
$8,275	Fannie Mae Guaranteed REMIC Pass-Through Certificates, Series 2011-16, (I/O)	4.000%	3/25/26	Aaa	$563,467
4,329	Fannie Mae Mortgage Interest Strips, Series 345-17, (I/O)	4.500%	5/25/20	Aaa	307,406
67	Fannie Mae Mortgage Pool 100195	5.262%	8/25/22	Aaa	66,933
39	Fannie Mae Mortgage Pool 713939	4.533%	4/25/33	Aaa	41,012
11	Fannie Mae Mortgage Pool 708743	4.509%	6/25/33	Aaa	11,760
94	Fannie Mae Mortgage Pool 776486	4.228%	3/25/34	Aaa	100,686

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	Residentials (continued)
$357	Fannie Mae Mortgage Pool 816594	4.916%	2/25/35	Aaa	$379,993
1,204	Fannie Mae Real Estate Mortgage Investment Conduit, Pass-Through Certificates, Series 2011-81, (I/O)	3.500%	8/25/26	Aaa	148,268
99	Fannie Mae, Collateralized Mortgage Obligations, Series 2004-86, Class KI, (I/O)	4.500%	5/25/19	Aaa	1,837
615	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation,	4.760%	2/15/33	Aaa	642,829
	Pool FH 780184
43	Federal Home Loan Mortgage Corporation, Collateralized Mortgage Obligation,	4.941%	3/15/33	Aaa	43,003
	Pool 780284
29	Federal Home Loan Mortgage Corporation, Mortgage Pool 2890, Class KI, (I/O)	4.500%	2/15/19	Aaa	279
132	Federal Home Loan Mortgage Corporation, Mortgage Pool, FHR 2906 EI, (I/O)	4.500%	1/15/19	Aaa	2,841
78	Federal Home Loan Mortgage Corporation, Mortgage Pool, Series 2627 JI, (I/O)	4.500%	5/15/18	Aaa	4,517
30	Federal Home Loan Mortgage Corporation, Pool 789045	5.819%	3/15/32	Aaa	31,301
7,774	Federal Home Loan Mortgage Corporation, REMIC, Series 3766, (I/O)	3.500%	11/15/20	Aaa	655,367
5,491	Federal Home Loan Mortgage Corporation, REMIC, Series 3879, (I/O)	3.500%	3/15/26	Aaa	616,680
1,002	Federal Home Loan Mortgage Corporation, REMIC, Series 3906, Class EI, (I/O)	3.500%	5/15/26	Aaa	121,428
1,486	Freddie Mac Multiclass Certificates, Series 3804, (I/O)	3.500%	2/15/25	Aaa	112,202
1,636	Freddie Mac Multiclass Certificates, Series 3855, (I/O)	3.500%	1/15/25	Aaa	108,066
890	GNMA Mortgage Pool G2 81832	5.000%	1/20/37	Aaa	923,107
33,681	Total Residentials				4,882,982
$33,681	Total Mortgage-Backed Securities (cost $5,665,408)				4,882,982
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	CONVERTIBLE BONDS – 0.9%
	Biotechnology – 0.9%
$4,200	Dendreon Corporation, Convertible Bond	2.875%	1/15/16	N/R	$2,672,250
$4,200	Total Convertible Bonds (cost $3,660,054)				2,672,250
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	CORPORATE BONDS – 1.5%
	Commercial Banks – 0.6%
$900	The State Export-Import Bank of the Ukraine, Loan Participations, Series 2010, Reg S	8.375%	4/27/15	B–	$857,250
900	Ukraine Export-Import Bank Loan Participation with Credit Suisse International	8.400%	2/09/16	Caa2	733,500
1,800	Total Commercial Banks				1,590,750
	Wireless Telecommunication Services – 0.9%
6,400	NII Capital Corporation	7.625%	4/01/21	CCC	2,624,000
$8,200	Total Corporate Bonds (cost $6,647,488)				4,214,750
	Total Long-Term Investments (cost $268,105,735)				277,869,467
	Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.8%
$11,187	Repurchase Agreement with State Street Bank, dated 12/31/13, repurchase price $11,187,262, collateralized by $11,995,000 U.S. Treasury Notes, 1.250%, due 2/29/20, value $11,413,506	0.000%	1/02/14		$11,187,262
	Total Short-Term Investments (cost $11,187,262)				11,187,262
	Total Investments (cost $279,292,997) – 98.9%				289,056,729
	Other Assets Less Liabilities – 1.1% (7)				3,277,539
	Net Assets – 100%				$292,334,268

Nuveen Investments

JGV  Nuveen Global Equity Income Fund (continued)
Portfolio of Investments December 31, 2013

Investments in Derivatives as of December 31, 2013

Options Written outstanding:

Number of Contracts	Type	Notional Amount (7)	Expiration Date	Strike Price	Value (8)
(620)	American International Group, Inc.	$(2,976,000)	1/18/14	$48	$(196,850)
(618)	Apache Corporation	(5,253,000)	1/18/14	85	(121,437)
(1,210)	Ericsson	(1,452,000)	1/18/14	12	(42,350)
(2,448)	Total Options Written (premiums received $615,481)	$(9,681,000)			$(360,637)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets.

(2)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.

(3)  Investment, or portion of investment, has been pledged as collateral for options written during and/or as of the end of the reporting period.

(4)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.

(6)  Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(7)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(8)  Other Assets Less Liabilities includes the Value of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

I/O  Interest only security.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  December 31, 2013

Assets
Long-term investments, at value (cost $268,105,735)	$277,869,467
Short-term investments, at value (cost approximates value)	11,187,262
Cash collateral at brokers(1)	613,796
Receivable for:
Dividends	361,454
Interest	315,850
Investments sold	6,956,506
Paydowns	2,259
Reclaims	69,514
Other assets	24,646
Total assets	297,400,754
Liabilities
Options written, at value (premiums received $615,481)	360,637
Payable for investments purchased	4,304,411
Accrued expenses:
Management fees	237,012
Trustees fees	24,230
Other	140,196
Total liabilities	5,066,486
Net assets	$292,334,268
Shares outstanding	19,203,997
Net asset value per share outstanding	$15.22
Net assets consist of:
Shares, $.01 par value per share	$192,040
Paid-in surplus	338,078,460
Undistributed (Over-distribution of) net investment income	(1,098,041)
Accumulated net realized gain (loss)	(54,842,857)
Net unrealized appreciation (depreciation)	10,004,666
Net assets	$292,334,268
Authorized shares	Unlimited

(1)  Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Year Ended December 31, 2013

Investment Income
Dividends (net of foreign tax withheld of $812,339)	$8,442,320
Interest	1,639,298
Total investment income	10,081,618
Expenses
Management fees	2,820,627
Dividends on securities sold short	20,598
Shareholder servicing agent fees and expenses	357
Custodian fees and expenses	279,925
Trustees fees and expenses	7,430
Professional fees	68,641
Shareholder reporting expenses	76,478
Stock exchange listing fees	8,586
Investor relations expenses	50,273
Other expenses	47,852
Total expenses	3,380,767
Net investment income (loss)	6,700,851
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(50,472,206)
Options written	2,634,533
Securities sold short	(6,147,495)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	50,091,568
Options written	(360,928)
Securities sold short	4,225,047
Net realized and unrealized gain (loss)	(29,481)
Net increase (decrease) in net assets from operations	$6,671,370

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 12/31/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$6,700,851	$8,164,011
Net realized gain (loss) from:
Investments and foreign currency	(50,472,206)	3,184,706
Options written	2,634,533	8,688,621
Options purchased	—	(150,006)
Securities sold short	(6,147,495)	(2,876,552)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	50,091,568	(9,617,925)
Options written	(360,928)	(1,946,915)
Options purchased	—	149,336
Securities sold short	4,225,047	568,589
Net increase (decrease) in net assets from operations	6,671,370	6,163,865
Distributions to Shareholders
From net investment income	(7,081,758)	(9,486,440)
From accumulated net realized gains	—	(6,433,347)
Return of capital	(13,760,001)	(8,576,202)
Increase (decrease) in net assets from distributions to shareholders	(20,841,759)	(24,495,989)
Capital Share Transactions
Cost of shares repurchased or retired	(86,790)	(33,550)
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—
Net increase (decrease) in net assets from capital share transactions	(86,790)	(33,550)
Net increase (decrease) in net assets	(14,257,179)	(18,365,674)
Net assets at the beginning of period	306,591,447	324,957,121
Net assets at the end of period	$292,334,268	$306,591,447
Undistributed (Over-distribution of) net investment income at the end of period	$(1,098,041)	$(1,766,575)

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending Net Asset Value	Ending Market Value
Year Ended 12/31:
2013	$15.96	$.35	$— *	$.35	$(.37)	$—	$(.72)	$(1.09)	$—	*	$15.22	$13.17
2012	16.91	.42	(.10)	.32	(.49)	(.33)	(.45)	(1.27)	—	*	15.96	14.91
2011	20.30	.46	(2.48)	(2.02)	(.83)	(.46)	(.08)	(1.37)	—		16.91	16.76
2010	18.35	.36	2.79	3.15	(1.20)	—	—	(1.20)	—	*	20.30	20.30
2009	13.15	.43	5.88	6.31	(.92)	(.19)	—	(1.11)	—	*	18.35	17.53

Nuveen Investments

			Ratios/Supplemental Data
	Total Returns			Ratios to Average Net Assets(c)
	Based on Net Asset Value(b)	Based on Market Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)
Year Ended 12/31:
2013	2.50%	(4.24)%	$292,334	1.16%	2.30%	143%
2012	2.03	(3.29)	306,591	1.20	2.61	51
2011	(10.28)	(11.00)	324,957	1.16	2.41	92
2010	17.75	23.32	389,499	1.15	1.90	76
2009	48.93	58.96	351,822	1.16	2.70	38

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)  Each ratio includes the effect of dividends expense on securities sold short as follows:

Ratios of Dividends Expense on Securities Sold Short to Average Net Assets
Year Ended 12/31:
2013	.01%
2012	.02
2011	.03
2010	.02
2009	.02

(d)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*  Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Global Equity Income Fund, formerly Nuveen Global Value Opportunities Fund, (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end registered investment company. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JGV." The Fund was organized as a Massachusetts business trust on May 17, 2006.

Investment Adviser

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Tradewinds Global Investors, LLC (the 'Sub-Adviser"), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund, including its options strategy.

Investment Objective

The Fund's investment objective is to provide a high level of total return by investing primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities and by opportunistically using leverage, primarily via writing (selling) call options and shorting a small position in equities.

Investment Policy and Name Changes

Subsequent to the close of this reporting period, the Fund's Board of Trustees approved changes to the Fund's investment policies, effective January 2, 2014, and a change to the Fund's name, Nuveen Global Equity Income Fund, effective January 21, 2014. The Fund's revised investment policies are intended to simplify the Fund's investment mandate to focus on global equities with attractive dividend potential and align it with the core investment capabilities of the Sub-Adviser. The Fund will primarily invest (at least 80% of its managed assets) in equity securities, may opportunistically invest to a limited extent in debt securities, but may not short equity securities.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of December 31, 2013, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income on investments purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Nuveen Investments

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The actual character of distributions made by the Fund during the fiscal years ended December 31, 2013 and December 31, 2012 are reflected in the accompanying financial statements.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of December 31, 2013, the Fund was not invested in any portfolio securities or derivatives, other than repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as level 2. Prices of certain American Depository Receipts ("ADR") held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE. These securities may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments

Notes to Financial Statements (continued)

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (NAV) of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund's Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$263,193,856	$2,898,500	$7,129	$266,099,485
Mortgage-Backed Securities	—	4,882,982	—	4,882,982
Convertible Bonds	—	2,672,250	—	2,672,250
Corporate Bonds	—	4,214,750	—	4,214,750
Short-Term Investments:
Repurchase Agreements	—	11,187,262	—	11,187,262
Derivatives:
Options Written	(360,637)	—	—	(360,637)
Total	$262,833,219	$25,855,744	$7,129	$288,696,092

* Refer to the Fund's Portfolio of Investments for industry classifications and a breakdown of Common Stocks classified as Level 2 and Level 3.

Nuveen Investments

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$30,123,376	$—	$—	$(30,123,376)	$—	$—

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments

Notes to Financial Statements (continued)

The Fund may invest in non-U.S. securities (as described in Note 1 – General Information and Significant Accounting Policies, Investment Objective and Investment Policy and Name Changes). As of December 31, 2013, the Fund invested in non-U.S. securities as follows:

	Value	% of Total Investments
Country:
United Kingdom	$36,404,731	12.6%
Japan	32,478,635	11.2
Switzerland	17,045,219	5.9
Canada	16,528,827	5.7
South Korea	14,997,394	5.2
Brazil	13,873,121	4.8
Belgium	13,327,425	4.6
Other*	56,316,912	19.5
Total	$200,972,264	69.5%

*  Includes all other countries less than $13,327,425.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, securities sold short and options written are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with call options written, put options purchased and securities sold short are recognized as a component of "Change in net appreciation (depreciation) of call options written, put options purchased and securities sold short, respectively" on the Statement of Operations, when applicable.

Short Sale Transactions

During the current fiscal period, the Fund made short sale transactions in equity securities as part of its overall investment strategy. When the Fund sells a security short, it borrows the security from a third party and segregate assets as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for the Fund's long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Fund's Portfolio of Investments.

The Fund is obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as "Dividends expense on securities sold short" on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as "Change in net unrealized appreciation (depreciation) of securities sold short" on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Fund's losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as "Net realized gain (loss) from securities sold short" on the Statement of Operations.

As of December 31, 2013, the Fund did not have any securities sold short.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
State Street Bank	$11,187,262	$(11,187,262)	$—

*  As of December 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of put options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing put options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or Put options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or Put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options purchased" on the Statement of Operations. The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written '" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the fiscal year ended December 31, 2013, the Fund continued to write call options on individual stocks held in its portfolio as part of its overall management strategy. The Fund had no other transactions in options during the fiscal year ended December 31, 2013.

The average notional amount of outstanding options contracts during the fiscal year ended December 31, 2013, were as follows:

Average notional amount of outstanding options written*	$(28,865,020)

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options written by the Fund as of December 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity price	Options	—	$—	Options written, at value	$(360,637)

Nuveen Investments

Notes to Financial Statements (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options contracts during the fiscal year ended December 31, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$2,634,533	$(360,928)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares repurchased and retired	(6,612)	(2,500)
Weighted average:
Price per share repurchased and retired	$13.11	$13.40
Discount per share repurchased and retired	13.00%	12.53%

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended December 31, 2013, aggregated $396,970,461 and $406,714,068, respectively.

Transactions in options written during the fiscal year ended December 31, 2013, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	25,388	$3,123,363
Options written	45,893	4,523,987
Options terminated in closing purchase transactions	(30,233)	(2,736,981)
Options expired	(12,577)	(1,575,944)
Options excercised	(26,023)	(2,718,944)
Outstanding, end of period	2,448	$615,481

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of unrealized gain for tax (mark-to-market) on passive foreign investment companies ("PFICs"), the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of December 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$280,471,826
Gross unrealized:
Appreciation	$22,334,906
Depreciation	(13,750,003)
Net unrealized appreciation (depreciation) of investments	$8,584,903

Permanent differences, primarily due to return of capital distributions, foreign currency reclassifications, investments in PFICs, investments in interest-only mortgage-backed securities, paydown adjustments, complex securities character adjustments and tax basis earnings and profit adjustments, resulted in reclassifications among the Fund's components of net assets as of December 31, 2013, the Fund's tax year end, as follows:

Paid-in surplus	$(14,329,572)
Undistributed (Over-distribution of) net investment income	14,809,442
Accumulated net realized gain (loss)	(479,870)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2013, the Fund's tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's tax years ended December 31, 2013 and December 31, 2012, were designated for purposes of the dividends paid deduction as follows:

2013
Distributions from net ordinary income[1]	$7,081,758
Distributions from net long-term capital gains	—
Return of capital	13,760,001
2012
Distributions from net ordinary income[1]	$15,919,787
Distributions from net long-term capital gains	—
Return of capital	8,576,202

1 Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of December 31, 2013, the Fund's tax year end, the Fund had unused capital losses available for federal income tax purposes to be applied against future capital gains, if any.

Capital losses to be carried forward	$54,162,435

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$543,264
Late-year ordinary losses[3]	33,700

2  Capital losses incurred from November 1, 2013 through December 31, 2013, the Fund's tax year end.

3  Specified losses incurred from November 1, 2013 through December 31, 2013.

Nuveen Investments

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.8000%
For the next $500 million	.7750
For the next $500 million	.7500
For the next $500 million	.7250
For managed assets over $2 billion	.7000

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2013, the complex-level fee rate for the Fund was .1686%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*Interested Board Member

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

JGV
Common Shares Repurchased	6,612

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Additional Fund Information (continued)

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (DRD) for corporations and its percentage as qualified dividend income (QDI) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JGV
% QDI	100.00%
% DRD	21.00%

Foreign Taxes

The Fund paid qualifying foreign taxes of $916,593 and earned $7,571,804 foreign source income during the year ended December 31, 2013. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $.048 per share as foreign taxes paid and $.394 per share as income earned from foreign sources for the year ended December 31, 2013. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays High Yield Index: An index that covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc. are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included). Original issue zeroes, step-up coupon structures and 144-As are also included. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Barclays U.S. Aggregate Bond Index: A measure that represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  JGV Blended Benchmark: A blended return comprised of 1) 80% MSCI All Country World Index; 2) 15% Barclays U.S. Aggregate Bond Index; and 3) 5% Barclays High Yield Index. Returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

■  Dow Jones Industrial Average: A price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  MSCI All Country World Index: The MSCI All Country World Index is published by Morgan Stanley Capital International, Inc. It is a free float-adjusted market capitalization index that is designed to measure global developed and emerging market equity performance. The index covers 49 developed and emerging market countries. Returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

■  MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

Nuveen Investments

Glossary of Terms Used in this Report (continued)

■  Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■  S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect of any applicable sales charges or management fees.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent trustees") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:
■WILLIAM J. SCHNEIDER
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company, Board Member of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	206
■ROBERT P. BREMNER
1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class lll	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	206
■JACK B. EVANS
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class lll	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206
■WILLIAM C. HUNTER
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class l

Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.

				206
■DAVID J. KUNDERT
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class ll

Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.

				206

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):
■JOHN K. NELSON
1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll

Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President's Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.

				206
■JUDITH M. STOCKDALE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class l	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206
■CAROLE E. STONE
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class l	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206
■VIRGINIA L. STRINGER
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class l	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute's Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	206
■TERENCE J. TOTH
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class lI

Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

				206

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Interested Board Members:
■WILLIAM ADAMS IV(2)
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class ll	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.	132
■THOMAS S. SCHREIER, JR.(2)
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class lll	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman's Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	132
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:
■GIFFORD R. ZIMMERMAN
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988

Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.

				206
■CEDRIC H. ANTOSIEWICZ
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	100
■MARGO L. COOK
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206
■LORNA C. FERGUSON
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	206

Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■STEPHEN D. FOY
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	206
■SCOTT S. GRACE
1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009

Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley's Global Financial Services Group (2000-2003); Chartered Accountant Designation.

				206
■WALTER M. KELLY
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	206
■TINA M. LAZAR
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	206
■KEVIN J. MCCARTHY
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

				206
■KATHLEEN L. PRUDHOMME
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	206

Nuveen Investments

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):
■JOEL T. SLAGER
1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	206

(1)  The Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)  "Interested person" as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)  Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

EAN-H-1213D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NUVEEN GLOBAL EQUITY INCOME FUND

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund (1)	Billed to Fund (2)	Billed to Fund (3)	Billed to Fund (4)
December 31, 2013	$30,616	$0	$5,205	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2012	$29,367	$0	$4,850	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
December 31, 2013	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2012	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
December 31, 2013	$5,205	$0	$0	$5,205
December 31, 2012	$4,850	$0	$0	$4,850

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)         See Portfolio of Investments in Item 1.

(b)         Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Tradewinds Global Investors, LLC (“Tradewinds” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services.  As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures.  The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties.  The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc. (“NFALLC”), is the registrant’s investment adviser (NFALLC is also referred to as the “Adviser”).  NFALLC is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Tradewinds Global Investors, LLC, for a portion of the registrant’s investments (Tradewinds is also referred to as “Sub-Adviser”).  Tradewinds, as Sub-Adviser, provides discretionary investment advisory services.  The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8 (a)(1).  PORTFOLIO MANAGER BIOGRAPHY

Rodney A. Parsley, Managing Director, Portfolio Manager and Equity Analyst

Rod Parsley is an energy analyst at Tradewinds.  Rod joined Tradewinds in June 2012 with 15 years of investment experience, most recently at Perella Weinberg Partners, where he was a partner in the firm and the portfolio manager for its Sustainable Resources Fund, investing in the global energy, natural resource, water and agriculture sectors.  Prior to that position, he was the portfolio manager of The Water Fund, a value-driven hedge fund that invested in global water and resource-related companies.  Rod earned his bachelor’s degree in economics and politics from Pomona College, and an MBA from Harvard Business School.

Item 8 (a)(2).  OTHER ACCOUNTS MANAGED

In addition to the Fund, as of December 31, 2013, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Rod Parsley
(a) RICs
Number of accts	1
Assets ($000s)	$292,344,013.76

(b) Other pooled accts
Non-performance fee accts
Number of accts	0
Assets ($000s)
(c) Other
Non-performance fee accts
Number of accts
Assets ($000s)
Performance fee accts
Number of accts	0
Assets ($000s)	0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account.  More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•                  The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•                  If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for allocating limited opportunities across multiple accounts.

•                  With respect to many of its clients’ accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek to obtain best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts. Tradewinds seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•                  Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.  Tradewinds periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8 (a)(3).  FUND MANAGER COMPENSATION

Tradewinds’ portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm’s executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager’s performance is formally evaluated annually based on a variety of factors. Bonus compensation for portfolio managers and research analysts is primarily a function of the firm’s overall annual profitability as well as the individual’s contribution, including the relative performance of their stock recommendations over a period of up to four years, depending on tenure. Tradewinds also evaluates and considers the professional’s quality of research and work ethic, as well as their contributions to portfolio strategy, teamwork, and collaboration. Additionally, each member of the investment team participates in the firm’s employee equity participation program which enables team members to participate in the long-term success of Tradewinds.

Item 8 (a)(4).  OWNERSHIP OF JGV SECURITIES AS OF DECEMBER 31, 2013

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Rod Parsley	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS
JANUARY 1-31, 2013	0		0	1,917,500
FEBRUARY 1-28, 2013	0		0	1,917,500
MARCH 1-31, 2013	0		0	1,917,500
APRIL 1-30, 2013	0		0	1,917,500
MAY 1-31, 2013	0		0	1,917,500
JUNE 1-30, 2013	0		0	1,917,500
JULY 1-31, 2013	0		0	1,917,500
AUGUST 1-31, 2013	0		0	1,917,500
SEPTEMBER 1-30, 2013	0		0	1,917,500
OCTOBER 1-31, 2013	6,612	$13.11	6,612	1,910,888
NOVEMBER 1-30, 2013	0		0	1,920,000
DECEMBER 1-31, 2013	0		0	1,920,000
TOTAL	6,612

* The registrant’s repurchase program, for the repurchase of 1,920,000 shares, was authorized November 15, 2012.  The program was reauthorized for a maximum repurchase amount of 1,920,000 shares on November 20, 2013.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Global Equity Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)

Date: March 6, 2014

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)

Date: March 6, 2014